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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the incorporation by reference in this Registration Statement of Form S-8 of PACEL CORP. (the "Company") of our report dated, March 28, 2001 on the financial statements of the Company, which report appears in the Company's Annual Report filed on Form 10-KSB (File No. 001-15647) filed with the Securities and Exchange Commission.




                                        /s/ Peter C. Cosmos Co., CPAs
                                        ----------------------------------------
                                        PETER C. COSMAS CO., CPAs



New York, New York
February, 2002